UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 22, 2005

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-22268             33-0371079
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(State or other jurisdiction    (Commission File No.)   (I.R.S. Employer
      of incorporation)                               Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of National R.V. Holdings, Inc. (the "Company"), dated August 5, 2005, announcing, among other items, a revision to the previously announced valuation allowance against the Company's December 31, 2004 net deferred tax asset. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 2.06.  Material Impairments

     The Company announced on August 5, 2005 that the amount of a tax valuation allowance established against its deferred tax asset has been revised. The Company previously reported in its Form 8-K dated July 22, 2005 and filed with the Securities and Exchange Commission on July 28, 2005 that it will record a non-cash charge of $8.0 million to establish a full valuation allowance against its December 31, 2004 net deferred tax asset. The $8.0 charge represented a full valuation reserve on the tax benefit from the net operating loss carryforward. After further analysis by the Company, the amount of the non-cash charge has been adjusted to $11.1 million and includes all of the Company's net deferred tax assets and deferred tax liabilities as of December 31, 2004.




Item 9.01(c).  Financial Statements and Exhibits

     99.1 Press Release of National R.V. Holdings, Inc. dated August 5, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   NATIONAL R.V. HOLDINGS, INC.



                                   By:  /s/ THOMAS J. MARTINI
                                        -----------------------
                                        Thomas J. Martini
                                        Chief Financial Officer



Date:  August 5, 2005
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